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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               -----------------


                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 9, 1998


                              3DX TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-21841                  76-0386601
 (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)


                          12012 Wickchester, Suite 250
                              Houston, Texas 77079
          (Address of Principal Executive Offices, Including Zip Code)

                                 (281) 579-3398
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.      OTHER EVENTS.

      3DX Technologies Inc. is filing its financial statements for the year ended December 31, 1997 which have been updated by the inclusion of a new footnote and an updated auditor's report.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.   N/A

      (b)   Pro Forma Financial Information.   N/A

      (c)   Exhibits.

            The following exhibits are filed with this Report:

                  23.1  Consent of Arthur Andersen LLP

                  99.1  Report of Independent Public Accountants

                        Balance Sheets as of December 31, 1997 and 1996

                        Statements  of  Operations  for the three  years ended
                            December 31, 1997

                        Statements of Changes in Common  Stockholders'  Equity
                            for the three years ended December 31, 1997

                        Statements  of Cash  Flows for the three  years  ended
                            December 31, 1997

                        Notes to Financial Statements

                        Supplementary Information - Unaudited


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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              3DX TECHNOLOGIES INC.



Date:  September 9, 1998            By:/s/ Russell L. Allen
                                    Name:  Russell L. Allen
                                    Title: Chief Financial Officer











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                                EXHIBIT INDEX


Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

   23.1       Consent of Arthur Andersen LLP...........................

   99.1       Report of Independent Public Accountants.................   F-1

              Balance Sheets as of December 31, 1997 and 1996..........   F-2

              Statements of Operations for the three years ended
                   December 31, 1997...................................   F-3

              Statements of Changes in Common Stockholders' Equity for
                   the three years ended December 31, 1997.............   F-4


              Statements of Cash Flows for the three years ended
                   December 31, 1997...................................   F-5

              Notes to Financial Statements............................   F-6

              Supplementary Information - Unaudited....................   F-15



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